SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 22, 2016

(March 22, 2016)

Date of Report

(Date of earliest event reported)

AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	1-10714 (Commission File Number)	62-1482048 (IRS Employer Identification No.)

123 South Front Street

Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 22, 2016, AutoZone, Inc. (the “Company”) issued a press release announcing that its Board of Directors has authorized the repurchase of an additional $750 million of the Company’s common stock in connection with its ongoing share repurchase program. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are furnished with this Current Report pursuant to Item 8.01:

(d) Exhibits

99.1 Press Release dated March 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOZONE, INC.

By:	/s/ William T. Giles
William T. Giles
Chief Financial Officer and
Executive Vice President - Finance,
Information Technology and
ALLDATA

Dated: March 22, 2016

EXHIBIT INDEX

99.1	Press Release dated March 22, 2016